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                                                                      EXHIBIT 10

                        CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Informationconstituting part of this Registration Statement on Form N-4 for VariableAnnuity Account Four of Anchor National Life Insurance Company of our reportdated January 31, 2001, relating to the consolidated financial statements ofAnchor National Life Insurance Company, and of our report dated March 2, 2001,relating to the financial statements of Variable Annuity Account Four, whichappear in such Statement of Additional Information. We also consent to thereference to us under the heading "Financial Statements" in such Statement ofAdditional Information.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Woodland Hills, California
April 25, 2001